UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 17, 2020

 Commission File Number 0-17071
FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.125 stated value per share	FRME	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On December 15, 2020, the Board of Directors of First Merchants Corporation approved a plan for a banking delivery transformation strategy presented to them by management of First Merchants Bank. The plan includes consolidating 17 banking centers across Indiana, Ohio, Michigan and Illinois by April 30, 2021. First Merchants estimates total charges of approximately $5 million will be incurred related to the closures and disposition of assets associated with the identified branches. It is expected that these changes will be recognized primarily in the fourth quarter of 2020 and first quarter of 2021.

Savings in annual operating expenses associated with the closures will be re-deployed to digital banking and in-branch technology initiatives starting in 2021. First Merchants also expects to add one banking center in Columbus, Ohio by the end of 2021.

Additional information regarding the plan and banking center closures is included in this Current Report as Exhibit 99.1.

This report contains forward-looking statements made pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act. Such forward-looking statements can be identified by the use of the words like "believe", "expect", or "may", and include statements relating to First Merchants' business plan, growth strategies, loan and investment portfolio, asset quality, risks and future costs. These statements are subject to significant uncertainties that may cause results to differ materially from those set forth in such statements, including changes in economic conditions, the ability of First Merchants to integrate recent acquisition, changes in regulations and requirements of the Company's regulators, litigation, changes in the creditworthiness of customers, fluctuations in market rates of interest, and other risks and factors identified in First Merchants' filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in the report. In addition, the Company's past results of operations do not necessarily indicate its anticipated future results.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d) Exhibits.

Exhibit 99.1	First Merchants Corporation Announces Consumer Banking Delivery Transformation Strategy
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    DATE: December 17, 2020

                        FIRST MERCHANTS CORPORATION

                        By: /s/ Mark K. Hardwick
                        Mark K. Hardwick
                        Executive Vice President,
Chief Financial Officer and Chief Operating Officer